                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              HOWELL CORPORATION
                            1111 Fannin, Suite 1500
                              Houston, Texas 77002



                                March 25, 1999



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held on Wednesday, April 28, 1999, at 10:00 a.m., in the tenth floor meeting room of the Howell Corporation Building, 1111 Fannin Street, Houston, Texas 77002.

     The accompanying Notice of Annual Meeting and Proxy Statement describe the formal matters to be acted upon at the meeting. In addition, we will discuss current matters concerning the future of the Company and review the Company's operations during the past year. At the conclusion of the formal meeting, an opportunity will be provided for questions and discussion by the shareholders. A record of the Company's activities for the year 1998 is contained in the Annual Report which accompanies this proxy material.

     Representation of your shares at the meeting is very important. We urge each shareholder, whether or not you now plan to attend the meeting, to promptly date, sign and return the enclosed proxy in the envelope furnished for that purpose. If you do attend the meeting, you may, if you wish, revoke your proxy and vote in person.

     It is always a pleasure to meet with our shareholders, and I personally look forward to seeing as many of you as possible at the Annual Meeting.

                                       Sincerely,

                                       /s/ Donald W. Clayton

                                       Donald W. Clayton
                                       Chairman of the Board

                               HOWELL CORPORATION
                             1111 Fannin, Suite 1500
                              Houston, Texas 77002


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD WEDNESDAY, APRIL 28, 1999



To the Shareholders of Howell Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Howell Corporation, a Delaware corporation, will be held in the tenth floor meeting room of the Howell Corporation Building, 1111 Fannin Street, Houston, Texas, on Wednesday, April 28, 1999, at 10:00 a.m. local time, for the following purposes:

     (1) to elect three members to the Board of Directors to serve for a three-year term as Class II Directors;

     (2) to approve the Howell Corporation Omnibus Stock Awards and Incentive Plan;

     (3) to approve the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors;

     (4) to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 1999; and

     (5) to transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on February 26, 1999, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. A list of all shareholders entitled to vote is on file at the principal offices of the Company, 1111 Fannin, Suite 1500, Houston, Texas, and will be available for inspection by any shareholder during the meeting.

     So that we may be sure your shares will be voted at the Annual Meeting, please date, sign and return the enclosed proxy promptly. For your convenience, a postpaid return envelope is enclosed for your use in returning your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

                                       By Order of the Board of Directors,

                                       /s/ Robert T. Moffett

                                       Robert T. Moffett
                                       Vice President, General Counsel
                                       and Secretary

March 25, 1999

                               HOWELL CORPORATION
                             1111 Fannin, Suite 1500
                              Houston, Texas 77002



                                PROXY STATEMENT



                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 1999



                    SOLICITATION AND REVOCABILITY OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Howell Corporation ("Company") to be used at the Annual Meeting of Shareholders to be held in the tenth floor meeting room of the Howell Corporation Building, 1111 Fannin Street, Houston, Texas on Wednesday, April 28, 1999, at 10:00 a.m. local time, and at any and all adjournments thereof. This Proxy Statement and the enclosed proxy are being mailed to the shareholders on or about March 25, 1999.

     Unless otherwise indicated thereon, proxies in the accompanying form which are properly executed and duly returned to the Company and which are not revoked will be voted:

     (1) for each of the three nominees for director to serve a three-year term as Class II Directors;

     (2) for approval of the Howell Corporation Omnibus Stock Awards and Incentive Plan;

     (3) for approval of the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors; and

     (4) for ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 1999.

     The Board of Directors is not presently aware of other proposals which may be brought before the Annual Meeting. In the event other proposals are brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote in accordance with what they consider to be the best interests of the Company and its shareholders. The proxy also confers on persons named therein discretionary authority to vote with respect to any matter presented at the Annual Meeting for which advance notice was not received by the Company prior to February 9, 1999.

     The cost of soliciting proxies will be borne by the Company. In addition to the Company's solicitation by mail, proxies may be solicited personally or by telephone by the management of the Company. The Company may request brokerage houses or other custodians, nominees and fiduciaries to forward proxies and proxy material to the beneficial owners of the shares held of record by such persons and will reimburse them for their reasonable forwarding expenses.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation, by executing and delivering a later-dated proxy, or by appearing and voting in person at the meeting.

VOTING SECURITIES AND RECORD DATE

     The Board of Directors of the Company has fixed the close of business on February 26, 1999, as the Record Date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Shares held by brokers and not voted by them ("broker non-votes") and abstentions will be counted as present at the Annual Meeting for purposes of determining the presence of a quorum. Votes at the Annual Meeting will be tabulated by an Inspector of Election selected by the Company.

     The issued and outstanding voting securities of the Company as of the Record Date consist of 5,471,782 shares of common stock, $1.00 par value per share ("Common Stock"), each of which is entitled to one vote. Shares of Common Stock are not entitled to cumulative voting rights in the election of Directors. The presence in person or by proxy of the holders of a majority of the shares of Common Stock outstanding on the Record Date will be necessary to constitute a quorum at the Annual Meeting.

     Assuming the presence of a quorum of the Common Stock, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required FOR the election of Directors, FOR approval of the Howell Corporation Omnibus Stock Awards and Incentive Plan, FOR approval of the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors, and FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 1999. Abstentions will have the effect of negative votes on all proposals to be considered at the Annual Meeting. Broker non-votes will have the effect of negative votes on the proposal relating to the election of directors and the ratification of auditors, but will not be counted for purposes of the proposals relating to the adoption of the incentive compensation plans.

     The Company also has issued and outstanding, as of the Record Date, 690,000 shares of $3.50 convertible preferred stock, par value $1.00 per share (the "Series A Preferred Stock"). Holders of the Series A Preferred Stock are not entitled to vote with respect to any matter referred to in this Proxy Statement.

ITEM 1.  ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes, each elected to serve for a term of three years. The Board of Directors, in accordance with the Company's Certificate of Incorporation, has established that there shall be three Class I Directors, three Class II Directors and three Class III Directors.

     The three nominees for Class II Directors are Robert M. Ayres, Jr., Ronald E. Hall, and Otis A. Singletary. It is the intention of the persons named in the accompanying proxy that proxies will be voted for the election of these three nominees unless otherwise indicated thereon. Each of these persons is now a Director of the Company and is standing for reelection. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected to office and, to the knowledge of the Board of Directors, the nominees intend to serve the entire term for which election is sought. Should any nominee for the office of Director named herein become unable or unwilling to accept nomination or election, the persons named in the proxy will vote for such other person as the Board of Directors may recommend. The Company does not consider security holder nominations.

DIRECTORS TO BE ELECTED AT THE MEETING

     Set forth below is certain information regarding each of the three nominees for election as a Director.

                                                                         DIRECTOR
     NAME AND AGE         OCCUPATION, EXPERIENCE AND DIRECTORSHIPS         SINCE
     ------------         ----------------------------------------       --------
Robert M. Ayres, Jr.... Financial consultant for more than five            1991
Age:  72                years.  Vice Chancellor and President
                        Emeritus, University of the South.  Director:
                        Rail Tex, Inc. and James Avery Craftsman,
                        Inc.
Ronald E. Hall......... Chairman of the Board of the Company from          1995
Age:  66                1995 through May 14, 1997.  Formerly
                        President and Chief Executive Officer of
                        CITGO Petroleum Corporation, a refining,
                        marketing and distribution company, from 1985
                        to 1995.  Director of CITGO from 1990 to
                        1995. Director of Getty Marketing Company and
                        Lodestar Logistics Corporation.

Otis A. Singletary..... President Emeritus, University of Kentucky         1977
Age:  77                since 1987.

     THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE ELECTION OF THE NOMINEES AND RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR CLASS II DIRECTORS.

DIRECTORS WHOSE TERMS EXTEND BEYOND THE MEETING

     Set forth below is certain information regarding each of the Directors whose term extends beyond the meeting. The Class III Directors with terms expiring in 2000 are Walter M. Mischer, Paul W. Murrill and Jack T. Trotter. The Class I Directors with terms expiring in 2001 are Paul N. Howell, Donald
W. Clayton, and Richard K. Hebert.

                                                                         DIRECTOR
     NAME AND AGE         OCCUPATION, EXPERIENCE AND DIRECTORSHIPS         SINCE
     ------------         ----------------------------------------       --------
Richard K. Hebert...... President and Chief Operating Officer of           1997
Age:  47                the Company since May 15, 1997.  From 1993
                        to 1997, was co-owner of Voyager Energy
                        Corp., a privately-held oil and gas
                        exploration company.  Served as Executive
                        Vice President and Chief Operating Officer
                        of Meridian Oil, Inc., now Burlington
                        Resources, Inc., from December 1992 to
                        March 1993.  From September 1985 to
                        December 1992 he was employed by Meridian
                        Oil, Inc. in various executive capacities.
                        Prior to 1985, he served in various
                        engineering and management positions with
                        Mobil Oil Corporation, Superior Oil Company
                        and Amoco Production Company.

Paul N. Howell......... President and Chief Executive Officer of           1955
Age:  80                the Company from 1955 through May 14, 1997.
                        Formerly Chairman of the Board of the
                        Company from 1978 to 1995.  Director of
                        Genesis Energy, L.L.C. and Lodestar
                        Logistics Corporation.



                                      -3-


Donald W. Clayton...... Chairman and Chief Executive Officer of the        1997
Age:  62                Company since May 15, 1997.  From 1993 to
                        1997, was co-owner and President of Voyager
                        Energy Corp., a privately-held oil and gas
                        exploration company.  Served as President
                        and Director of Burlington Resources, Inc.
                        from July 1992 to March 1993; and President
                        and Chief Executive Officer of Meridian
                        Oil, Inc. from January 1987 to July 1992.

Walter M. Mischer, Sr.. Managing Partner, Wheatstone Investments,          1983
Age:  76                L.P., a real estate development
                        partnership, since 1994.  For more than
                        five years prior to that time, served as
                        President and CEO of Hallmark Residential
                        Group Inc., a real estate development
                        company.   Director: Southwest Airlines.

Paul W. Murrill........ Professional Engineer for more than the            1994
Age:  64                past five years.  Chairman and Chief
                        Executive Officer of Gulf States Utilities
                        Company, a public utility, from 1982 to
                        1987.  Director:  Entergy Corporation,
                        Tidewater, Inc., Chemfirst Corporation,
                        Zygo, Inc. and Chairman, Piccadilly
                        Cafeterias, Inc.

Jack T. Trotter........ Personal business investments for thirty           1988
Age:  72                years.  Director: Weingarten Realty, Inc.


COMPENSATION OF DIRECTORS

     Each member of the Board of Directors who is not an employee of the Company receives a $5,000 quarterly retainer fee, plus $1,000 per meeting for attending the meetings of a standing committee, unless the standing committee meets on the same day as the Board of Directors, in which event no fee is paid. Commensurate remuneration is also paid for service on other committees and for special assignments as the occasion arises. Reasonable out-of-pocket expenses incurred by a director in attending board and committee meetings are reimbursed by the Company.

ACTIVITIES OF THE BOARD

     The Board of Directors held nine meetings during 1998, of which three were committee meetings. Each Director attended at least 75% of the meetings of the Board and of any committee of which he was a member.

     The Board of Directors has three standing committees: Audit, Compensation and Nominating, and Stock Option.

     Members of the Audit Committee were Jack T. Trotter and Robert M. Ayres, Jr. The Audit Committee met once in 1998. Functions of the Audit Committee include recommending to the Board of Directors the independent auditors, approving the estimated fees for such services, reviewing the audit reports and making such recommendations to the Board of Directors concerning the audit reports as may be appropriate, meeting with the independent auditors, financial officers of the Company and other members of management to review the results of audits, and evaluating the adequacy of the internal control system of the Company.

     Members of the Compensation and Nominating Committee were Donald W. Clayton, Walter M. Mischer, Sr. and Paul W. Murrill. The Compensation and Nominating Committee met once in 1998. Functions of the Compensation and Nominating Committee include establishing compensation for the officers of the Company and reviewing all employee benefit programs, including the recommendation of changes in benefits.

     Members of the Stock Option Committee were Messrs. Ayres, Mischer, Murrill, Singletary and Trotter. The Committee administers the Company's 1988 and 1997 Stock Option Plans and recommends changes therein and additions thereto. The Stock Option Committee met once during 1998.

COMPENSATION AND NOMINATING COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report by the Compensation and Nominating Committee to the Board of Directors discusses the factors the Compensation and Nominating Committee considers when determining the salary and bonus of the Chief Executive Officer and other executive officers.

To the Board of Directors:

     As members of the Compensation and Nominating Committee, it is our duty to establish the compensation level of the executive officers, to award bonuses to the executive officers and to approve the Company's benefit plan arrangements.

     The base salary level of the executive officers is recommended to the Compensation and Nominating Committee by the Chief Executive Officer. Factors considered by the Chief Executive Officer are typically subjective, such as his perception of the individual's performance and any planned changes in functional responsibility, and also include such factors as prior year compensation levels and general inflationary considerations. The profitability of the Company and the market value of its stock are not primary considerations in setting executive officer base compensation, although significant changes in these items are subjectively considered.

     The Committee awarded no bonuses to the executive officers after considering the profitability of the Company and individual performance. In making such determination, the Committee did not apply any specific criteria. The perquisites and other benefits received are reported in the Summary Compensation Table and are provided primarily pursuant to existing employee benefit programs.

     Mr. Clayton is the only member of the Compensation and Nominating Committee who is a current officer and employee of the Company. No other member of the Compensation and Nominating Committee is a former or current officer, nor is an employee of the Company or any of its subsidiaries.

     The Committee does not consider security holder nominations.

     Compensation and Nominating Committee

     Walter M. Mischer, Sr.
     Paul W. Murrill
     Donald W. Clayton


STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report by the Stock Option Committee to the Board of Directors discusses the factors the Stock Option Committee considers when administering the Company's stock option plans and recommending changes therein and additions thereto.

To the Board of Directors:

     As members of the Stock Option Committee, it is our duty to administer the Company's stock option plans and to recommend changes therein and additions thereto. The Committee believes that stock options are an important component of executive compensation. Administering the Company's plans includes awarding stock options to executive officers and key employees, as well as recommending changes in existing stock option plans and the consideration of new plans. The Company currently has one stock option plan in effect - the Howell Corporation 1997 Nonqualified Stock Option Plan ("1997 Plan"). All of the options available for grant under the 1997 Plan were granted in connection with attracting the Company's current chief executive officer and other members of the Company's current senior management team to the Company in 1997. In addition to the 538,800 options outstanding under the 1997 Plan, options to purchase an aggregate of 384,076 shares are currently outstanding under the Company's 1988 Stock Option Plan ("1988 Plan"), which expired in January 1998 but is still administered by the Stock Option Committee. Consequently, at the end of January 1998 the Company had no shares available under its plans for additional option grants.

     The Committee believes that stock options are important in retaining executives and motivating them to improve performance of the Company's stock. The Committee also believes that the incentive effect of meaningful stock options is particularly important during periods of cyclical downturn in the oil and gas industry, since these incentives can compensate for the constraints on the Company's ability to compensate its executives through salary and cash bonuses. The oil and gas industry, including the Company, is currently experiencing a cyclical downturn. As a result, all of the Company's options to purchase its common stock, which were granted with exercise prices equal to the fair market value of the Common Stock over a ten-year period, now have exercise prices substantially above the current trading price of the Common Stock. As a result, the Committee believes that the Company's currently outstanding options may have lost their incentive value. The incentive value of the currently outstanding options could be restored by reducing their exercise prices to the level necessary to restore the relationship of the exercise price to the trading price of the Company's Common Stock existing at the date of grant. For a number of reasons, including the possibility that a repricing of the currently outstanding options may result in changes to the Company's income in future years under pending changes in the method of accounting for stock options, the Committee determined not to recommend the repricing of any of the Company's currently outstanding options.

     Because of the importance of stock options in retaining executives and the Company's inability to grant additional options at the present time, the Committee has determined that the Company needs to adopt additional equity incentive compensation plans. In March 1999, the Committee recommended, and the Board of Directors adopted, the Howell Corporation Omnibus Stock Awards and Incentive Plan (the "Omnibus Plan"). The Omnibus Plan will provide a new vehicle pursuant to which stock options and other forms of equity-based incentives, included stock appreciation rights, performance awards and restricted stock awards, could be granted to the Company's executives and key employees. The Omnibus Plan is described more fully elsewhere in this Proxy Statement.

     The number of options to be granted to each executive officer under the Omnibus Plan will be determined by the Stock Option Committee upon approval of the Omnibus Plan after considering the position and compensation level of the executive, the individual's contribution to the success of the Company in the past and the Committee's assessment of the individual's potential for future contribution to the success of the Company. The Omnibus Plan contains a vesting schedule designed to retain executives while encouraging them to view their compensation, and the Company's performance, over the long term.

     In considering the Omnibus Plan, the Committee noted that grants of options to non-employee directors had previously been made under the 1988 Plan. The last such grant was in October 1997. Of the 384,076 shares covered by options granted under the 1988 Plan that are currently outstanding, 80,000 shares are issuable pursuant to options granted to non-employee directors. All of such options were granted at exercise prices equal to the fair market value of the shares of Common Stock on the date of grant, so that the exercise prices of these options are also far in excess of the current trading prices of the Common Stock. The Committee believes that it is important to align the interests of its non-employee directors with the interests of its shareholders, and that stock options are an appropriate method to achieve this. In view of the long tenure of the non-employee members of the Board of

Directors, the reduced incentive value of the current options held by them as a result of the cyclical downturn in the oil and gas business, the total amount of non-employee director compensation received by such directors at the Company relative to its competitors and the lack of any means to issue options to the directors, the Committee also proposed to the Board of Directors, and the Board of Directors adopted in March, 1999, the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors ("Director Plan"). The Director Plan is described more fully elsewhere in this Proxy Statement.

     If the Director Plan is approved by the shareholders, grants of options to purchase 1,000 shares will be made to non-employee directors thereunder automatically on the date of each annual meeting of shareholders, commencing in 1999. Thereafter, each new member of the Board of Directors will be granted an option to purchase 10,000 shares automatically on the date of election and will participate in the subsequent annual grants; provided, however, that a newly elected director who receives an initial 10,000 share grant may not receive an annual grant until the second annual meeting following the initial 10,000 share grant. All options will be granted at exercise prices equal to fair market value of the common stock on the date of the grant.

     In determining to recommend the adoption of both the Omnibus Plan and the Director Plan, the Stock Option Committee considered, among other things, the following matters:

     -    the number of shares of Common Stock currently outstanding;

     - the number of shares potentially issuable on the exercise of currently outstanding options;

     - the unsolicited offer by the Chairman and the President to relinquish all of the currently outstanding options held by them, which is described elsewhere in this Proxy Statement; and

     - the effect of the provisions in the Omnibus Plan and the Director Plan limiting the number of options that may be granted thereunder based on the number of shares of stock issued on exercise of currently outstanding options.

After considering these and other factors, including the Committee's belief that the Company needs to be able to grant stock options if it is to attract and retain qualified officers and employees, the Stock Option Committee determined to recommend the Omnibus Plan and the Director Plan to the Board of Directors for adoption.

     Stock Option Committee

     Robert M. Ayres, Jr.
     Walter M. Mischer, Sr.
     Paul W. Murrill
     Otis A. Singletary
     Jack T. Trotter

COMPENSATION OF EXECUTIVE OFFICERS

     Messrs. Donald W. Clayton, Richard K. Hebert, Robert T. Moffett, J. Richard Lisenby and John E. Brewster, Jr. constituted the executive officers of the Company during the fiscal year 1998. Messrs. Clayton, Hebert and Brewster became executive officers on May 14, 1997. Mr. Moffett became an executive officer on October 30, 1995, and Mr. Lisenby became an executive officer on December 2, 1996. The following table summarizes the compensation paid by the Company, for the three fiscal years ended December 31, 1998, to its Chief Executive Officer and to all of its other executive officers. During the period covered by the table, the Company had no restricted stock awards, long-term incentive plans or pension plans.

                                            SUMMARY COMPENSATION TABLE

                                                         ANNUAL COMPENSATION
                                                 -----------------------------------
                                                                                         LONG-TERM
                                                                                       COMPENSATION
                                                                                       ------------
                                                                            OTHER       SECURITIES        ALL
                                                                           ANNUAL       UNDERLYING       OTHER
NAME & PRINCIPAL POSITION           YEAR          SALARY      BONUS     COMPENSATION(1)   OPTIONS    COMPENSATION
-------------------------           ----          ------      -----     ------------      -------    ------------
                                                    ($)        ($)          ($)             (#)           ($)
Donald W. Clayton                   1998          200,000        -         6,000             -           4,667(2)
  Chairman and Chief Executive      1997          126,515        -         3,795         265,000           -
  Officer                           1996              -          -           -               -             -

Richard K. Hebert                   1998          200,000        -         6,000             -           5,315(3)
  President and Chief Operating     1997          126,515        -         3,795         265,000           350
  Officer                           1996              -          -           -               -             -

Robert T. Moffett                   1998          150,000        -         6,000           9,680        10,257(4)
  Vice President,                   1997          140,000     40,000       6,000           9,680        11,200
  General Counsel and               1996          127,000     45,000       6,000           4,400        10,602
  Secretary

J. Richard Lisenby                  1998          138,750        -            -            5,000         6,494(5)
  Vice President and                1997          136,000     10,000          -            5,000           940
  Chief Financial Officer           1996           11,333      1,000          -            9,000           -

John E. Brewster, Jr.               1998          130,000        -            -              -           3,681(6)
  Vice President, Corporate         1997           72,746     30,000          -           13,800           350
  Development & Planning            1996              -          -            -              -             -

---------------------------

(1)  Other annual compensation is auto allowance.

(2)  Represents Company contributions of $4,667 to a 401(k) plan.

(3) Represents Company contributions of $4,667 to a 401(k) plan and $648 for premiums for term life insurance.

(4) Represents Company contributions of $3,500 to a 401(k) plan, $4,234 to defined contribution plan, $1,250 to a thrift plan, $625 to a stock purchase plan, and $648 for premiums for term life insurance.

(5) Represents Company contributions of $3,238 to a 401(k) plan, $1,156 to a thrift plan, $578 to a stock purchase plan, $648 for premiums for term life insurance and $874.00 for club dues.

(6) Represents Company contributions of $3,033 to a 401(k) plan and $648 for term life insurance.

COMPENSATION PURSUANT TO PLANS

     The Stock Option Committee continues to administer the 1988 Plan, a stock option plan for its executive officers, directors and key employees that expired in 1988. Under the 1988 Plan, the Stock Option Committee could grant both incentive and nonqualified stock options to eligible employees and, subject to certain limitations, members of the Board of Directors. An aggregate of 750,000 shares of Common Stock had been reserved for issuance upon exercise of options granted under the 1988 Plan, of which 150,000 could be subject to options granted to Directors. As of March 25, 1999, options exercisable into 375,276 shares of Common Stock remain outstanding under the 1988 Plan.

     The Stock Option Committee also continues to administer the 1997 Plan, a stock option plan that expires in 2007, for its executive officers, directors and key employees. Under the 1997 Plan, the Company may grant nonqualified options to eligible employees and members of the Board of Directors. An aggregate of 538,800 shares of Common Stock has been reserved for issuance under the 1997 Plan, and options covering all of such shares have been granted.

     The following table sets forth the options granted to the individuals named in the Summary Compensation Table during the last fiscal year.

                                      OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS(1)
                            -------------------------------------------------------        POTENTIAL REALIZABLE
                            NUMBER OF      % OF TOTAL                                     VALUE AT ASSUMED ANNUAL
                            SECURITIES       OPTIONS                                        RATES OF STOCK PRICE
                            UNDERLYING       GRANTED        EXERCISE                    APPRECIATION FOR OPTION TERM
                             OPTIONS       TO EMPLOYEES      PRICE       EXPIRATION     ----------------------------
       NAME                  GRANTED         IN YEAR       PER SHARE        DATE             5%            10%
       ----                  -------         -------       ---------        ----          --------      ---------
Robert T. Moffett             4,000            12           $16.5000     01/28/2008       $ 41,507      $ 105,187

J. Richard Lisenby            3,000             9           $16.5000     01/28/2008       $ 31,130      $  78,890

John E. Brewster, Jr.         4,000            12           $16.5000     01/28/2008       $ 41,507      $ 105,187

-----------------

     (1) All stock options are nonqualified options and become exercisable in increments of 25% of the shares covered by the grant after the lapse of successive one-year periods. Each option has a ten-year term, but in case of termination of employment, otherwise exercisable options expire after six months. In the event of a change in control of the Company, all options become fully exercisable.

     The following table shows the number of shares of Common Stock issued upon the exercise of options by the executive officers in 1998, the value received upon exercise of those options, the number of exercisable and unexercisable options at December 31, 1998 and the value of exercisable and unexercisable options with an option price of less than $2.06 per share, which was the market value of the Company's common stock on December 31, 1998.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                        NUMBER OF               DOLLAR
                                                                       SECURITIES              VALUE OF
                                                                       UNDERLYING             UNEXERCISED
                                                                       UNEXERCISED           IN-THE-MONEY
                                                                    OPTIONS AT FISCAL      OPTIONS AT FISCAL
                                                                        YEAR END               YEAR END
                               SHARES ACQUIRED       VALUE            EXERCISABLE/           EXERCISABLE/
     NAME                        ON EXERCISE        REALIZED         UNEXERCISABLE          UNEXERCISABLE
     ----                        -----------        --------         -------------          -------------
                                     (#)              ($)                  (#)                   ($)
Donald W. Clayton                     -                -             66,250/198,750              0/0

Richard K. Hebert                     -                -             66,250/198,750              0/0

Robert T. Moffett                     -                -               21,445/14,835             0/0

J. Richard Lisenby                    -                -               5,750/11,750              0/0

John E. Brewster, Jr.                 -                -               3,450/14,350              0/0


COMPENSATION AND NOMINATING COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Nominating Committee of the Company's Board of Directors is composed of the following: Walter M. Mischer, Sr. and Paul W. Murrill, neither of whom is an employee of the Company, and Donald W. Clayton, Chairman and Chief Executive Officer of the Company.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Dow Jones Industrial Average and a peer group average for the period of five years commencing December 31, 1993 and ending December 31, 1998. The peer group average is the Dow Jones Energy Sector Oil Secondary Group Average, which consists of smaller oil companies who do the bulk of their business domestically. The historical stock price performance for the Company's stock shown on the graph below is not necessarily indicative of future stock performance.

                COMPOSITE OF FIVE YEAR CUMULATIVE TOTAL RETURN*
  HOWELL CORPORATION COMMON, PEER GROUP AVERAGE & DOW JONES INDUSTRIAL AVERAGE

              Year    Howell Corporation   Peer Group   Dow Jones Industrial Average
              1993          100.00%          100.00%              100.00%
              1994          109.38%           96.84%              100.73%
              1995          134.09%          112.04%              138.69%
              1996          139.20%          138.07%              170.63%
              1997          165.06%          146.66%              228.57%
              1998           20.03%          107.13%              294.05%

     * Assumes that the value of the investment in Howell Corporation and each indices was $100 on December 31, 1993 and that all dividends were reinvested.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of February 26, 1999, the shares of Common Stock beneficially owned by (i) any person who, to the knowledge of the Company, beneficially owns more than 5% of such stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. The Common Stock is the only class of voting securities of the Company currently outstanding. Unless otherwise indicated, each holder in the table below has sole voting and dispositive power with respect to the shares of Common Stock owned by such holder.

                                                                             AMOUNT AND NATURE
                                                                               OF BENEFICIAL         PERCENT
BENEFICIAL OWNER                                                                 OWNERSHIP          OF CLASS
----------------                                                                 ---------          --------
Donald W. Clayton.........................................................       296,290(1)             5.4

Richard K. Hebert.........................................................       204,353(2)             3.7



                                              -11-


                                                                             AMOUNT AND NATURE
                                                                               OF BENEFICIAL         PERCENT
BENEFICIAL OWNER                                                                 OWNERSHIP          OF CLASS
----------------                                                                 ---------          --------

Robert T. Moffett.........................................................        29,635(3)              *

J. Richard Lisenby........................................................         6,698(4)              *

John E. Brewster, Jr......................................................        14,845(5)              *

Robert M. Ayres, Jr.......................................................       182,631(6)             3.3

Ronald E. Hall............................................................        54,000(7)              *

Walter M. Mischer, Sr.....................................................        10,000                 *

Paul W. Murrill...........................................................        11,000(8)              *

Otis A. Singletary........................................................        15,900(9)              *

Jack T. Trotter...........................................................         3,000                 *

Paul N. Howell............................................................     1,235,005(10)           22.1

All directors and executive officers as a group (12 persons)..............     2,063,357(11)           35.4

Dimensional Fund Advisors Inc.............................................       501,300(12)            9.2
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Ingalls & Snyder..........................................................       592,855(13)           10.4
61 Broadway
New York, NY  10006

Heartland Advisors, Inc...................................................       527,000(14)            9.6
790 North Milwaukee Street
Milwaukee, WI  53202

Equitable Companies, Inc..................................................     1,062,695(15)           16.4
787 Seventh Avenue
New York, NY 10019

Forest Investment Management LLC/ADV......................................       443,030(16)            8.1
53 Forest Avenue
Old Greenwich, CT  06870

Bradley N. Howell.........................................................       281,988(17)            5.2
Lodestar Logistics Corporation
1111 Fannin, Suite 1500
Houston, TX 77002
----------------------------

*  Less than 1%.
   (1) Includes 66,250 shares which Mr. Clayton has the right to acquire within 60 days pursuant to certain options.

   (2) Includes 68,750 shares which Mr. Hebert has the right to acquire within 60 days pursuant to certain options.

   (3) Includes 26,090 shares which Mr. Moffett has the right to acquire within 60 days pursuant to certain options.

   (4) Includes 6,500 shares which Mr. Lisenby has the right to acquire within 60 days pursuant to certain options.

   (5) Includes 400 shares held by Mr. Brewster as custodian for minor children, as to which he exercises both voting and dispositive power, and 4,450 shares which he has the right to acquire within 60 days pursuant to certain options.

   (6) Includes 5,250 shares owned by the Shield-Ayres Foundation, as to which Mr. Ayres disclaims both voting and dispositive power, and 12,490 shares held by Mr. Ayres' wife, as to which he disclaims both voting and dispositive power. Includes (i) 1,515 shares of common stock which Mr. Ayres has the right to acquire within 60 days upon the conversion of 500 shares of Series A Preferred Stock and (ii) 10,000 shares which Mr. Ayres has the right to acquire within 60 days pursuant to certain options.

   (7) Includes 50,000 shares which Mr. Hall has the right to acquire within 60 days pursuant to certain options.

   (8) Includes 10,000 shares which Dr. Murrill has the right to acquire within 60 days pursuant to certain options.

   (9) Includes (i) 15,000 shares held by Dr. Singletary directly, as to which he exercises both voting and dispositive power, (ii) 600 shares held by Dr. and Mrs. Singletary, as to which Dr. Singletary shares voting and dispositive power, and (iii) 300 shares held by Dr. Singletary as custodian for minor children, as to which he exercises both voting and dispositive power.

  (10) Includes 108,226 shares which Mr. Paul N. Howell has the right to acquire within 60 days pursuant to certain options and 44,500 shares which are owned by the Howell Foundation, as to which Mr. Howell shares voting and dispositive power. Mr. Paul N. Howell's address is c/o Howell Corporation, 1111 Fannin, Suite 1500, Houston, Texas 77002.

  (11) Includes 350,266 shares which the Company's directors and executive officers have the right to acquire within 60 days upon the exercise of certain options and the conversion of shares of Series A Preferred Stock.

  (12) According to Schedule 13G filed with the Securities and Exchange Commission ("Commission") by Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios.") In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the securities of the Issuer described in this schedule that are owned by the Portfolios. All securities reported in this schedule are owned by the Portfolios, and Dimensional disclaims beneficial ownership of such securities.

  (13) According to Amendment No. 7 to Schedule 13G filed with the Commission, Ingalls & Snyder, a registered broker or dealer, has sole voting power over 367,500 (includes 227,273 shares of Common Stock which Ingalls & Snyder has the right to acquire within 60 days upon conversion of the 75,000 shares of Series A Preferred Stock). Shares in the table include 248,030 shares of Common Stock which Ingalls & Snyder has the right to acquire within 60 days upon conversation of 81,850 shares of Series A Preferred Stock.

  (14) According to Amendment No. 5 to Schedule 13G filed by Heartland Advisors, Inc. ("Heartland") with the Commission, Heartland is a registered investment advisor, with sole dispositive power over all the shares of Common Stock included in the table.

  (15) According to Amendment No. 2 to Schedule 13G filed by Equitable Companies, Inc. ("Equitable") with the Commission, shares are beneficially owned by a group composed of Equitable and certain of its affiliates, including Alliance Capital Management, L.P., acquired solely for investment purposes on behalf of client discretionary investment advisory accounts; Donaldson, Lufkin and Jenerette Securities Corporation held for investment purposes; and Wood, Strughers &
       Winthrop Management Corporation, acquired solely for investment purposes on behalf of client discretionary investment advisory accounts. Includes 1,022,395 shares of Common

       Stock which Equitable has the right to acquire within 60 days upon conversion of the 337,390 shares of Series A Preferred Stock held by it. The group has sole voting power over 1,022,395 of the shares of Common Stock, and sole dispositive power over all of the shares of Common Stock, included in the table.

  (16) According to Amendment No. 1 to Schedule 13G filed by Forest Investment Management LLC/ADV ("Forest") with the Commission, Forest is a registered investment advisor having sole voting and dispositive power over all of Common Stock reported in the table.

  (17) Of these, 35,705 shares are held by Bradley N. Howell as custodian for minor children, as to which he exercises both voting and dispositive power; 139,546 shares are held in trust for minor children and for himself, as to which he shares voting and dispositive power; and 14,456 shares are held by Bradley N. Howell's wife, as to which he disclaims both voting and dispositive power.


CERTAIN TRANSACTIONS

     In addition to serving as directors of the Company, Mr. Paul N. Howell and Mr. Ronald E. Hall provide advice and consultation to the Company on request, and are paid an annual consulting fee of $60,000 and $32,000, respectively, for such services. Mr. Hall also receives a yearly auto allowance of $6,000. The Board of Directors reviews these arrangements on an annual basis.

     In 1990, the Company commenced paying the premiums on an insurance policy pursuant to a Split Dollar Life Insurance Agreement entered into between the Company and the trustees of certain trusts established by Paul N. Howell and his wife. The life insurance policy is a joint and last survivor policy on the lives of Paul N. Howell and his wife. Pursuant to the terms of the agreement, upon the first to occur of: (1) the death of the last insured, (2) the surrender of the policy, or (3) the passing of one year after the policy is paid up, the Company is entitled to be paid the net cash value of the policy before any proceeds from the policies are paid to the trustees named in the agreement. During 1998, the Company paid $232,184 in premiums on this policy. Because the net cash value of the policy is expected to be almost as much as the cumulative premiums paid over the life of the Agreement, the effect of the premium payments on the Company's earnings is not expected to be material.

     In 1990, the Company entered into a Deferred Compensation and Salary Continuation Agreement with Paul N. Howell, pursuant to which the Company contracted to pay Mr. Howell, or his wife if she survives his death, certain annual payments through 1999 upon his termination of employment for any reason. No payments were made until after Mr. Howell's retirement on May 14, 1997. The Company made an annual payment of $30,000 in 1998 and will make an annual payment of $30,000 in 1999.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with during the fiscal year ended December 31, 1998.

ITEM 2.  APPROVAL OF OMNIBUS STOCK AWARDS AND INCENTIVE PLAN

     On March 16, 1999 the Board of Directors adopted, subject to shareholder approval, the Howell Corporation Omnibus Stock Awards and Incentive Plan (the "Omnibus Plan"). A copy of the Omnibus Plan is attached to this Proxy Statement as Exhibit A, to which reference is made for a full statement of its terms. Shareholders are encouraged to read the Omnibus Plan in its entirety. The following sections describe the background of the Board's decision to adopt the Omnibus Plan and its material terms.

BACKGROUND

     The Company currently has no plan available pursuant to which it may grant options to purchase Common Stock to its officers, employees and consultants. This is a principal reason the Company has adopted the Omnibus Plan. The Company has 375,276 options outstanding under the 1988 Plan, which expired in January 1998. No additional stock options may be granted under the 1988 Plan. The Company has 538,800 shares subject to option under its 1997 Plan, which constituted all of the shares reserved for options under the 1997 Plan. No additional options may be granted under the 1997 Plan. Consequently, the Company has no shares available for the grant of options under either plan.

     Currently, 914,076 shares, representing approximately 16.7% of the Company's outstanding Common Stock, are subject to options granted to directors, officers and employees of the Company. All of these options are granted at exercise prices substantially in excess of the current trading price of the Common Stock. As a consequence, the Company believes that these options may have lost their incentive value. For the reasons mentioned in the Stock Option Committee's Report on Executive Compensation, it was determined not to reprice these options to restore their incentive value. Instead, the Company determined to seek a solution that would permit the issuance of additional options but would not involve a repricing of existing options.

     The Company believes that exploration and production companies with market capitalizations similar to the Company have a range of approximately 3.2% to 24.5% of their outstanding stock subject to options. Currently, the Company's Chief Executive Officer and Chief Operating Officer together hold options under the 1997 Plan and 1988 Plan granting them the right to purchase a total of 530,000 of Common Stock. The Company desired to adopt a new stock option plan while keeping total dilution from all stock options within the range of comparable companies. In order to accomplish this goal, the Company's Chief Executive Officer and its Chief Operating Officer have made an unsolicited offer to the Company to relinquish and cancel, without consideration, all 530,000 options held by them upon the stockholders' approval of the Omnibus Plan. By canceling the 530,000 options to purchase Common Stock and then reserving a like amount of shares under the Omnibus Plan, the Stock Option Committee believes that the Company will have a sufficient number of shares reserved to satisfy its need, over the intermediate term, to provide equity-based incentive compensation to retain and attract capable and experienced personnel.

EFFECT OF FAILURE TO APPROVE THE OMNIBUS PLAN

     The Chief Executive Officer and the Chief Operating Officer have conditioned the cancellation of the options on the approval by the shareholders of the Omnibus Plan. ACCORDINGLY, UNLESS THE SHAREHOLDERS APPROVE THE OMNIBUS PLAN, THE 530,000 OPTIONS HELD BY SUCH OFFICERS WILL NOT BE CANCELED. In that event, the 530,000 options held by the Chief Executive Officer and the Chief Operating Officer will remain outstanding. As a result:

     - IF NEITHER THE OMNIBUS PLAN NOR THE DIRECTOR PLAN IS APPROVED BY THE SHAREHOLDERS, the Company would have an aggregate of 914,076 shares subject to option under the 1988 Plan and the 1997 Plan, including the 530,000 options held by the Chief Executive Officer and the Chief Operating Officer, which would remain outstanding, and no additional options could be granted under either plan. Under this scenario, a maximum of 914,076 shares of Common Stock could be issued pursuant to options granted by the Company under all of its plans, representing a potential dilution of approximately 16.7% to existing shareholders.

     - IF THE OMNIBUS PLAN IS APPROVED BY THE SHAREHOLDERS, BUT THE DIRECTOR PLAN IS NOT, the Company would have an aggregate of 384,076 shares subject to option under the 1988 Plan and the 1997

          Plan, and the 530,000 options held by the Chief Executive Officer and the Chief Operating Officer would be canceled. In addition, the Company initially would be entitled to issue options to acquire an additional 50,000 shares of Common Stock under the Omnibus Plan and the 530,000 options canceled by the Chief Executive Officer and the Chief Operating Officer will be credited to the shares available for option under the Omnibus Plan, bringing the initial number of shares issuable under that plan to 580,000 shares. To the extent that the options covering the 384,076 shares subject to option under the 1988 Plan and the 1997 Plan are not exercised, the number of shares subject to option under the Omnibus Plan would be increased by a like amount. However, the Company would not be able to grant options to its non-employee directors. Under this scenario, a maximum of 964,076 shares of Common Stock could be issued pursuant to options granted by the Company under all of its plans, representing a potential dilution of approximately 17.6% to existing shareholders.

     - IF THE DIRECTOR PLAN IS APPROVED BY THE SHAREHOLDERS, BUT THE OMNIBUS PLAN IS NOT, the Company would have an aggregate of 914,076 shares subject to option under the 1988 Plan and the 1997 Plan, including the 530,000 options held by the Chief Executive Officer and the Chief Operating Officer, which would remain outstanding. In addition, the Company would be entitled to issue options to acquire an additional 75,000 shares of Common Stock under the Director Plan. To the extent that the options covering 80,000 shares subject to options in favor of non-employee directors are not exercised for any reason, the number of shares subject to option under the Director Plan would be increased by a like amount. However, the Company would be unable to grant options to its officers and employees; it could only grant options to its non-employee directors. Under this scenario, a maximum of 989,076 shares of Common Stock could be issued pursuant to options granted by the Company under all of its plans, representing a potential dilution of approximately 18.1% to existing shareholders.

     - IF BOTH THE DIRECTOR PLAN AND THE OMNIBUS PLAN ARE APPROVED BY THE SHAREHOLDERS, the Company would have an aggregate of 384,076 shares subject to option under the 1988 Plan and the 1997 Plan, and the 530,000 options held by the Chief Executive Officer and the Chief Operating Officer would be canceled. In addition, the Company would be entitled to issue options to acquire an additional 50,000 shares of Common Stock under the Omnibus Plan and the 530,000 options canceled by the Chief Executive Officer and the Chief Operating Officer will be credited to the shares available for option under the Omnibus Plan, bringing the initial number of shares issuable under that plan to 580,000 shares. An additional 75,000 shares of Common Stock will be available for options under the Directors Plan. To the extent that the 304,076 options held by employees under the 1988 Plan and the 1997 Plan are not exercised, the number of shares which may become subject to option under the Omnibus Plan would be increased by a like amount. To the extent that the options covering 80,000 shares subject to options in favor of non-employee directors are not exercised for any reason, the number of shares subject to option under the Director
          Plan would be increased by a like amount. Under this scenario, a maximum of 1,039,076 shares of Common Stock could be issued pursuant to options granted by the Company under all of its plans, representing a potential dilution of approximately 19.0% to existing shareholders.

     If both the Omnibus Plan and the Director Plan are approved by the shareholders, the Chief Executive Officer and the Chief Operating Officer would be eligible, as are all other officers and employees of the Company, to receive grants of additional options thereunder in accordance with the criteria applied by the Stock Option Committee. See "Report of Stock Option Committee on Executive Compensation." Subject to approval of the Omnibus Plan by the Company's shareholders, the Stock Option Committee intends to recommend the grant of options to purchase an aggregate of 156,000 shares of Common Stock thereunder during 1999 to officers and employees of the Company other than the Chief Executive Officer and the Chief Operating Officer. Any grants of options made pursuant to the Omnibus Plan prior to shareholder approval thereof will be made at exercise prices equal to the fair market value of the Common Stock on the date of the grant and will be expressly subject to the shareholder approval of the Omnibus Plan. However, the Stock Option Committee will not grant any stock options or other awards to the Chief Executive
Officer and the Chief Operating Officer during 1999. If the Director Plan is approved, an aggregate of 7,000 shares will be granted in 1999 to the current non-employee directors of the Company.

     The significant provisions of the Omnibus Plan are set forth in the following sections.

ADMINISTRATION

     The Omnibus Plan will be administered by the Stock Option Committee of the Board of Directors. The Omnibus Plan requires that the Stock Option Committee of the Board be (i) constituted so as to permit the plan to comply with Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended ("Exchange Act") and (ii) composed solely of outside directors within the meaning of Section 162(m) of the Code. The Stock Option Committee will have the power to determine which employees, officers and consultants will receive an award; the time or times when awards will be made; the type of awards to be made; the number of shares of Common Stock to be issued under the award or the value of the award; and the other terms and conditions of the awards, including the terms of any vesting provisions (whether based on the passage of time or the occurrence of an event, such as a change of control of the Company) to be included therein.

     The Stock Option Committee is authorized to interpret the Omnibus Plan and the agreements executed pursuant to the plan, and to prescribe such rules and regulations relating to the Omnibus Plan as it may consider advisable. The Committee may correct any defect, supply any omission or reconcile any inconsistency in any agreement relating to an award. The decisions of the Stock Option Committee relating to the Omnibus Plan will be final and conclusive.

SHARES AVAILABLE

     The Omnibus Plan is intended to provide the Company with flexibility in providing officers, employees, and consultants an opportunity to acquire a proprietary interest in the Company and additional incentive and reward opportunities based on the growth in the Common Stock price of the Company. The Omnibus Plan provides for the granting of options ("non-qualified stock options") that do not constitute incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code ("Code"), restricted stock awards and performance awards or any combination thereof. The different types of awards available under the Omnibus Plan are intended to provide the Company with the means to keeps its compensation system competitive.

     The aggregate number of shares of Common Stock that may be subject to option under the Omnibus Plan has been determined pursuant to a formula designed to give effect to (i) the cancellation of all options currently held by the Chief Executive Officer and the Chief Operating Officer, and (ii) the exercise or cancellation, as the case may be, of the Company's other currently outstanding options under the 1988 Plan and the 1997 Plan. For example, if both plans are approved, so that all options held by the Chief Executive Officer and Chief Operating Officer are canceled, and if none of the options to purchase 384,076 shares of Common Stock currently outstanding under the 1988 Plan and 1997 Plan are exercised, the aggregate number of shares of Common Stock that may become subject to option under the Omnibus Plan is 884,076 shares. The number of shares that may be subject to option under the Omnibus Plan is reduced by the number of shares issued upon the exercise of the currently outstanding options. Accordingly, if all options currently outstanding under the 1988 Plan were exercised, an aggregate of 580,000 shares could be subject to option under the Omnibus Plan. The number of shares is subject to adjustment upon the occurrence of certain events, such as stock splits and stock dividends, as provided in Paragraph XII of the Plan. Shares of Common Stock which are attributable to awards under the Omnibus Plan which expire, terminate or are canceled or forfeited will become available for issuance or use in connection with future awards.

PARTICIPATION AND ELIGIBILITY

     Under the Omnibus Plan, awards may be made only to persons who are employees, officers or consultants of the Company and its subsidiaries on the date of the award. Non-employee directors are not eligible to receive awards under the Omnibus Plan. There are currently approximately 115 employees, five officers and two consultants who will be eligible to participate in the Omnibus Plan. Although the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table are eligible to participate in the Omnibus Plan, the extent of their participation is in the discretion of the Stock Option Committee. Accordingly, the amount of any benefit they may receive under the Omnibus Plan may not presently be determined.

TERMS AND CONDITIONS

     The Omnibus Plan became effective as of March 16, 1999, the date of its adoption by the Board of Directors, subject to approval of the Omnibus Plan by the shareholders of the Company within twelve months thereafter. No awards may be granted under the Omnibus Plan after the expiration of ten years from the date of its adoption by the Board of Directors. The Omnibus Plan remains in effect as to awards made prior to the expiration of ten years until such awards have been satisfied or have expired.

     STOCK OPTIONS. The Omnibus Plan provides for the issuance of non-qualified stock options and not incentive stock options. The Stock Option Committee will designate the persons to receive the options, the number of shares subject to the options and the terms and conditions, including provisions for vesting and acceleration of vesting, of each option granted under the Omnibus Plan. Stock options may be granted in substitution for stock options issued by other corporations and held by individuals who become officers, employees or consultants of the Company as the result of a merger or similar transaction. The term of any option granted under the Omnibus Plan shall be determined by the Stock Option Committee, but may not exceed 10 years from the date of grant.

     The exercise price of options granted under the Omnibus Plan will be determined by the Stock Option Committee; provided, however, that the exercise price of an option cannot be less than the fair market value of a share of Common Stock on the date such option is granted (subject to certain adjustments provided under the Omnibus Plan).

     RESTRICTED STOCK AWARDS. Pursuant to a restricted stock award, shares of Common Stock may be awarded to an eligible person without any cash payment to the Company, except to the extent otherwise provided by the Stock Option Committee or required by law; provided, however, that such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Stock Option Committee. The restrictions on disposition may lapse based upon (a) the Company's attainment of specific performance targets established by the Stock Option Committee that are based on (i) the price of a share of Common Stock, (ii) the Company's earnings per share,
(iii) the Company's revenue, (iv) the revenue of a business unit of the Company designated by the Stock Option Committee, (v) the return on stockholders' equity achieved by the Company, or (vi) the Company's pre-tax cash flow from operations, (b) the grantee's tenure with the Company, (c) a combination of factors or (d) any other factors determined by the Stock Option Committee in its discretion. No more than 200,000 shares of Common Stock may be used for restricted stock awards under the Omnibus Plan.

     The Company will retain custody of the Common Stock issued pursuant to a restricted stock award until the disposition restrictions lapse. An employee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of such shares until the expiration of the restriction period. However, upon the issuance to the employee of Common Stock pursuant to a restricted stock award, except for the foregoing restrictions, such employee will have all the rights of a stockholder of the Company with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

     PERFORMANCE AWARDS. The Omnibus Plan will permit grants of performance awards, which may be paid in cash, Common Stock, or a combination thereof as determined by the Stock Option Committee. Performance awards granted under the Omnibus Plan will have a maximum value established by the Stock Option Committee at the time of the grant. A grantee's receipt of such amount will be contingent upon satisfaction by the Company, or any subsidiary, division or department thereof, of performance conditions established by the Stock Option Committee prior to the beginning of the performance period, subject to later revisions as the Stock Option Committee deems appropriate to reflect significant unforeseen events or changes. Future performance conditions may be based on (i) the price of a share of Common Stock, (ii) the Company's earnings per share, (iii) the Company's revenue, (iv) the revenue of a business unit of the Company designated by the Stock Option Committee, (v) the return on stockholder's equity achieved by the Company, (vi) the Company or business unit's pre-tax cash flow from operations, (vii) a combination of such factors, or (viii) any other factors or conditions determined by the Stock Option Committee in its discretion. A performance award will terminate if the grantee's employment with the Company terminates during the applicable performance period except as otherwise provided by the Stock Option

Committee at the time of grant. No more than 200,000 shares of Common Stock may be used for performance awards under the Omnibus Plan.

     In determining the value of performance awards, the Stock Option Committee must take into account the employee's responsibility level, performance, potential, other awards under the Omnibus Plan and such other considerations as it deems appropriate. Such payment may be made in a lump sum or in installments as prescribed by the Stock Option Committee. Any payment made in Common Stock will be based upon the fair market value of the Common Stock on the payment date.

     The Board may provide in any option granted under the Omnibus Plan, the time of grant or by subsequent amendment, that the option shall become fully exercisable upon a "Change of Control" of the Company. As used in the Omnibus Plan, the term "Change of Control" is considered to have occurred if
(i) the Company reports the occurrence of a change of control in certain filings with the SEC, (ii) any person becomes the beneficial owner of securities of the Company representing 40% or more of the combined voting power of the Company's outstanding securities, or (iii) following the election or removal of directors, a majority of the Board consists of persons who were not Board members two years prior to such election or removal, unless the election of each person who was not a director at the beginning of the two-year period was approved in advance by directors representing a majority of the members in office at the beginning of the two-year period. The initial options granted to the current non-employee directors contain change of control provisions, and it is expected that all options granted under the Plan will contain such provisions.

TAX CONSEQUENCES

     Upon the exercise of a nonqualified option, the optionee will recognize ordinary taxable income on the amount by which the fair market value of the Common Stock purchased exceeds the price paid for such Common Stock under the option. The Company shall be able to deduct the same amount for federal income tax purposes. At the time the restrictions lapse on a restricted stock award, the holder of such award will recognize ordinary taxable income in an amount equal to the fair market value of the shares of Common Stock on which the restrictions lapse. The amount of ordinary taxable income recognized by such holder of a restricted stock award is deductible by the Company. A holder of a performance award will include in his or her ordinary taxable income the fair market value of the shares of Common Stock related to such award when the holder's rights in such award first becomes transferable or is no longer subject to a substantial risk of forfeiture. The amount of ordinary taxable income recognized by the holder of either award is deductible by the Company.

AMENDMENT

     The Board may terminate or amend the Omnibus Plan at any time, but no such termination or amendment may impair the rights of a holder of an award under the Omnibus Plan without the consent of the holder. Without shareholder approval, however, the Board may not amend the Omnibus Plan to
(i) increase the maximum number of shares which may be issued on exercise or surrender of an award, or decrease the price at which awards may be granted, except in the event of a subdivision or consolidation of shares, recapitalization, reorganization, or change of control described in Article X of the Omnibus Plan, (ii) change the class of persons eligible to receive awards, (iii) extend either the maximum period during which awards may be granted or the expiration date of the Omnibus Plan, or (iv) decrease any authority given to the Stock Option Committee under the Omnibus Plan in contravention of SEC Rule 16b-3.

REQUIRED VOTE

     The affirmative vote of the stockholders holding a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, is required to approve the adoption of the Omnibus Plan.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE OMNIBUS PLAN.

ITEM 3.  APPROVAL OF NONQUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     On March 16, 1999, the Board adopted, subject to shareholder approval, the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors (the "Director Plan"). A copy of the Directors Plan is attached to this Proxy Statement as Exhibit B, to which reference is made for a full statement of its terms. Shareholders are encouraged to read the Director Plan in its entirety. See "Item 3. Approval of Omnibus Stock Awards and Incentive Plan - Background" and " - Effect of Failure to Approve Both the Omnibus Plan and the Director Plan" for a discussion of certain factors that
should be considered in evaluating the Director Plan.   Set forth below is a
summary of the significant provisions of the Director Plan.

BACKGROUND

     The Company currently has no plan available pursuant to which it may grant options to purchase Common Stock to its non-employee directors. Its seven current non-employee directors hold options to purchase 80,000 shares each, which were granted to the directors over the past ten years pursuant to the provisions of the 1988 Plan. All of such options were granted at exercise prices equal to the fair market value of the Common Stock on the date of grant, and all exercise prices are substantially in excess of current trading prices of the Common Stock. The 1988 Plan has expired, and no additional options may be granted under it.

     The Company believes that stock options serve to align the interests of the non-employee directors with the shareholders. In considering the Director Plan, the Company believes it is important to note the long tenure of its current non-employee directors and the relatively modest compensation paid to such directors in the past in comparison to other companies. The Company believes that its inability to offer equity-based incentives to its non-employee directors may put the Company at a disadvantage in recruiting such directors in the future. The purpose of the Director Plan is to provide a means by which the Company, through the grant of stock options, may continue to attract and retain the services of experienced and knowledgeable non-employee directors, and to motivate such directors to exert their best efforts on behalf of the Company and its shareholders. See "Stock Option Committee Report on Executive Compensation" for a discussion of factors considered by the Stock Option Committee in recommending the adoption of the Director Plan.

ADMINISTRATION

     The Director Plan will be administered by the entire Board of Directors. The Board has full power to interpret the provisions and supervise the administration of the Director Plan. All actions of the Board regarding the Director Plan shall be taken by a majority of its members.

SHARES AVAILABLE

     An aggregate of 155,000 shares of Common Stock may be subject to option grants under the Director Plan, provided, that the aggregate number of shares of Common Stock that may be subject to outstanding options under the Director Plan at any one time cannot exceed the sum of 75,000 plus the total number of shares of Common Stock subject to outstanding options granted only to non-employee directors of the Company under the 1988 Plan which expire or lapse under the terms of the 1988 Plan or related option agreements. There are currently 80,000 shares subject to options granted to non-employee directors under the 1988 Plan. Shares subject to option under the Director Plan may be authorized and unissued shares or treasury shares of the Company or any combination thereof as determined by the Board. If an option granted under the Director Plan ceases to be exercisable in whole or in part, the shares representing such option shall be available under this Director Plan for the grant of options in the future. The number of shares reserved for purposes of the Director Plan is subject to adjustment on the occurrence of certain events in accordance with the terms of the plan.

PARTICIPATION AND ELIGIBILITY

     Only non-employee directors of the Company are eligible to receive grants of options under the Director Plan. Subject to approval of the Director Plan by the shareholders, each non-employee director of the Company serving on the Board on the date the Director Plan is approved by the shareholders of the Company will be granted on the date of approval an option to purchase 1,000 shares of Common Stock exercisable at the fair market value of the Common Stock on the date of the grant. New members of the Board will receive initial grants of options to purchase 10,000 shares at the time of their election to the Board. At each Annual Meeting of Shareholders after the 1999 Annual Meeting until the Director Plan terminates, each non-employee member of the Board of Directors will be granted an option to purchase 1,000 shares of Common Stock; provided, however, that a newly elected director who receives an initial grant of an option to purchase 10,000 shares will not receive the annual grant of options to purchase 1,000 shares until the second annual meeting following the initial grant of options to purchase 10,000 shares. Such grants shall be automatic and shall continue until all options have been granted for all the shares under the Director Plan or until the Director Plan is discontinued in accordance with the terms of the Director Plan.

TERMS AND CONDITIONS

     Each option under the Director Plan shall be evidenced by an agreement in a form determined by the Stock Option Committee. Options granted under the Director Plan vest and become exercisable at the rate of 25% per year for
each year a director serves on the Board after the option is granted.   All
unexercised options shall expire on the tenth anniversary of their grant date. The purchase price for shares subject to options shall be the fair market value of the Common Stock on the grant date. The purchase price shall be paid to the Company at the time of exercise.

     Awards under the Director Plan are not transferable except by will or by the laws of descent and distribution. Options granted under the Director Plan shall be exercisable during the lifetime of the optionee by the optionee or the optionee's legal representative. Awards under the Director Plan are subject to adjustment in the event of a stock dividend, stock split, recapitalization and combination of the Common Stock. In the event of certain mergers, consolidations, plans of exchange or other reorganizations of the Company, outstanding options granted under the Director Plan are subject to adjustment to reflect the terms of such transaction.

     The Board may provide in any option granted under the Director Plan, the time of grant or by subsequent amendment, that the option shall become fully exercisable upon a "Change of Control" of the Company. As used in the Director Plan, the term "Change of Control" is considered to have occurred if
(i) the Company reports the occurrence of a change of control in certain filings with the SEC, (ii) any person becomes the beneficial owner of securities of the Company representing 40% or more of the combined voting power of the Company's outstanding securities, or (iii) following the election or removal of directors, a majority of the Board consists of persons who were not Board members two years prior to such election or removal, unless the election of each person who was not a director at the beginning of the two-year period was approved in advance by directors representing a majority of the members in office at the beginning of the two-year period. The initial options granted to the current non-employee directors contain change of control provisions, and it is expected that all options granted under the Plan will contain such provisions.

TAX CONSEQUENCES

     To the extent that the exercise of an option or the disposition of shares of Common Stock acquired by exercise of the option results in compensation income to the optionee for federal or state income tax purposes, the optionee shall pay to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations. If an optionee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to the optionee, any tax required to be withheld by reason of such resulting compensation income or the Company may otherwise refuse to issue or transfer any share otherwise required to be issued or transferred.

AMENDMENT

     The Board may amend, suspend or discontinue the Director Plan, but no amendment or alteration shall be made which would impair the rights of any optionee, without his consent, under any option theretofore granted, or which, without approval of the shareholders, would: (i) increase the total number of shares reserved for the purposes of the Director Plan; (ii) modify the requirement as to eligibility for participation in the Director Plan;
(iii) extend the maximum period during which options may be granted; (iv) extend the expiration date of the Director Plan; or (v) decrease the exercise price at which options may be granted under the Director Plan.

REQUIRED VOTE

     The affirmative vote of the stockholders holding a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, is required to approve the adoption of the Director Plan.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE DIRECTOR PLAN.

ITEM 4.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Deloitte & Touche LLP has been appointed by the Board of Directors as independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 1999. This appointment is being presented to the shareholders for ratification. Deloitte & Touche LLP served the Company as independent auditor for the fiscal year ended December 31, 1998. Although the Company is not required to obtain shareholder ratification of the appointment of the independent auditors for the Company for the fiscal year ended December 31, 1999, the Company has elected to do so.

     Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. While they do not plan to make a statement at the meeting, such representatives will be available to respond to appropriate questions from shareholders and will be free to make a statement if they so desire.

     In the event that the shareholders do not ratify the appointment of Deloitte & Touche LLP as the independent auditor of the Company, the Board of Directors will consider the retention of other independent auditors.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 1999.

SHAREHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING

     In order for proposals submitted by shareholders of the Company pursuant to Rule 14a-8 of the General Rules and Regulations under the Exchange Act to be included in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of the Shareholders, such proposals must be received at the Company's principal executive offices no later than November 26, 1999. A shareholder choosing not to use the procedures established in Rule 14a-8 must deliver the proposal at the Company's principal executive offices no later than February 8, 2000. All such proposals must be in conformity with all applicable legal provisions.

OTHER BUSINESS

     The Board of Directors of the Company does not know of any other matters which are to be presented for action at the meeting. However, if any other matters properly come before the meeting, it is intended that the enclosed proxy will be voted in accordance with the recommendation of the Board of Directors.

                                       By Order of the Board of Directors,


                                       /s/ Donald W. Clayton
                                          -------------------------------
                                           Donald W. Clayton
                                           Chairman of the Board


Houston, Texas
March 25, 1999

                                                                       EXHIBIT A


                               HOWELL CORPORATION
                    OMNIBUS STOCK AWARDS AND INCENTIVE PLAN


                                  I.  PURPOSE

     The purpose of the HOWELL CORPORATION OMNIBUS STOCK AWARDS AND INCENTIVE PLAN (the "PLAN") is to provide a means through which HOWELL CORPORATION, a Delaware corporation (the "COMPANY"), and its Subsidiaries (as defined herein), may attract able persons to enter the employ of or provide services to the Company and its Subsidiaries and to provide a means whereby employees, officers and consultants upon whom the responsibilities of the successful administration and management of the Company and its Subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its Subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Subsidiaries and their desire to remain in the Company's and its Subsidiaries' employ or service. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Subsidiaries. Accordingly, the Plan authorizes granting various types of AWARDS as is best suited to the Company and the circumstances of the particular eligible individual.

                              II.  DEFINITIONS

     The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

     (a) "AFFILIATE[S]" means any "parent corporation" of the Company and any "subsidiary" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

     (b) "AGREEMENT" means, individually or collectively, an Option Agreement, a Performance Award Agreement, or a Restricted Stock Agreement.

     (c) "AWARD" means, individually or collectively, an Option, a Restricted Stock Award, or a Performance Award.

     (d)  "BOARD" means the Board of Directors of the Company.

     (e) "CHANGE OF CONTROL" means the occurrence of any of the following events: (i) a change in control is reported by the Company in response to
Item 1 of Form 8-K (or any successor item of Form 8-K or any similar item of any other report required to be filed by the Company under the 1934 Act);
(ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or (iii) following the election or removal of directors, a majority of the Board consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

     (f) "CHANGE OF CONTROL VALUE" shall mean (i) the per share price offered to shareholders of the Company in any merger, consolidation, reorganization, sale of assets or dissolution transaction involving the Company, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if such Change of Control occurs other than in (i) or (ii) above, the fair market value per share of the shares into which Awards are exercisable, as determined by the Committee, whichever is applicable. In the event that the consideration offered to shareholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

     (g) "CODE" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

     (h) "COMMITTEE" means the Stock Option Committee of the Board which shall be (i) constituted so as to permit the Plan to comply with Rule 16b-3 and (ii) constituted solely of "outside directors," within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder.

     (i)  "COMPANY" means Howell Corporation and any successors thereto.

     (j) "DIRECTOR" means an individual elected to the Board by the shareholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

     (k) An "EMPLOYEE" means any person (including an officer or a Director but excluding a non-employee Director) in an employment relationship with the Employer.

     (l)  "EMPLOYER" means the Company, an Affiliate or any Subsidiary.

     (m) "FAIR MARKET VALUE" means, with respect to a share of Stock as of any specified date, the closing price of the Stock as reported in The Wall Street Journal's New York Stock Exchange ("NYSE") - Composite Transactions listing for such day (corrected for obvious typographical errors), or if the shares are listed for trading on the NYSE but no closing price is reported in such listing for such day, then the last reported closing price for such shares on the NYSE, or if such shares are not listed or traded on the NYSE, the closing sales price on any national securities exchange on which the Stock is traded, or if the Stock is not traded on any national securities exchange, then the mean of the reported high and low sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations

System, or, if such prices shall not be reported thereon, the mean between the closing bid and asked prices reported by the National Quotation Bureau Incorporated, or, in all other cases, the value established by the Committee in good faith.

     (n) "FORFEITURE RESTRICTIONS" means with regard to shares of Stock that are subject to a Restricted Stock Award, restrictions placed on a Holder's disposition of such shares under certain circumstances or an obligation of a Holder to forfeit and surrender such shares under certain circumstances.

     (o) "HOLDER" means an employee, officer or consultant who has been granted an Award.

     (p)  "1934 ACT" means the Securities Exchange Act of 1934, as amended.

     (q)  "1988 PLAN" means the 1988 Stock Option Plan of Howell Corporation.

     (r) "1997 PLAN" means the Howell Corporation 1997 Nonqualified Stock Option Plan.

     (s) "OPTION" means an option granted under Paragraph VII of the Plan to purchase Stock which does not constitute an incentive stock option within the meaning of section 422(b) of the Code.

     (t)  "OPTIONEE" means a Holder who has been granted an Option.

     (u) "OPTION AGREEMENT" means a written agreement between the Company and a Holder with respect to an Option.

     (v)  "OPTION PLANS" means both the 1988 Plan and the 1997 Plan.

     (w) "PERFORMANCE AWARD" means an Award granted under Paragraph IX of the Plan.

     (x) "PERFORMANCE AWARD AGREEMENT" means a written agreement between the Company and a Holder with respect to a Performance Award.

     (y) "PLAN" means the Howell Corporation Omnibus Stock Awards and Incentive Plan, as amended from time to time.

     (z) "RESTRICTED STOCK AGREEMENT" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

     (aa) "RESTRICTED STOCK AWARD" means an Award granted under Paragraph VIII of the Plan.

     (bb) "RULE 16B-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

     (cc) "STOCK" means the common stock, $1.00 par value of the Company.

     (dd) "SUBSIDIARY" means any corporation or entity of which more than 50% of the outstanding securities or ownership interests having ordinary voting power to elect a majority of the members of the Board of Directors, or persons in similar capacity of such corporation or entity, is, directly or indirectly owned by the Company.

                  III.  EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall be effective upon the date of its adoption by the Board, provided that the Plan is approved by the shareholders of the Company within twelve months thereafter. All awards granted under this Plan prior to shareholder approval of the Plan should be expressly subject to such approval. If the Plan is not approved by the shareholders within twelve months of the date the Board approved the Plan, the Plan shall terminate and all options previously granted under the Plan shall become void and of no effect. No further Awards may be granted under the Plan after the expiration of ten years from the date of its adoption by the Board. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

                            IV.  ADMINISTRATION

     (a)  COMMITTEE.  The Plan shall be administered by the Committee.

     (b) POWERS. Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which employees, officers or consultants shall receive an Award, the time or times when such Award shall be made, whether an Option, a Restricted Stock Award or a Performance Award shall be granted, the number of shares of Stock which may be issued under each Option, Restricted Stock Award, or the value of each Performance Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective employees, officers and consultants, their present and potential contributions to the Employer's success and such other factors as the Committee in its discretion shall deem relevant.

     (c) ADDITIONAL POWERS. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

     (d) EXPENSES. All expenses and liabilities incurred by the Committee in the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons to assist the Committee in the carrying out of its duties hereunder.

                        V.  STOCK SUBJECT TO THE PLAN

     (a) STOCK GRANT AND AWARD LIMITS. The Committee may from time to time grant Awards to one or more employees, officers or consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI. Subject to Paragraph X, the aggregate number of shares of Stock that may be issued under the Plan shall not exceed a number of shares of Stock calculated as follows: (i) 50,000, plus (ii) the total number of shares of Stock subject to options which are outstanding under the Option Plans, which were granted to employees, and which expire or lapse under the terms of the Option Plans or related option agreements during the term of this Plan or which otherwise terminate or are cancelled, including but not limited to a relinquishment of an outstanding option for cash, without being exercised during the term of this Plan; provided, however that the aggregate number of shares of Stock that may be issued under the Plan shall not exceed 884,076, subject to any adjustments under Paragraph X. The shares subject to this Plan shall consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired and held by the Company, and such number of shares shall be and is hereby reserved for such purpose. Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is to only be paid in cash or is paid in cash, any shares of Stock subject to such Award shall again be available for the grant of an Award.

     (b) STOCK OFFERED. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

                              VI.  ELIGIBILITY

     Awards may be granted only to persons who, at the time of grant, are employees, officers or consultants of the Company and its Subsidiaries. Awards under this Plan may not be granted to any Director who is not an employee. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Option, a Restricted Stock Award, a Performance Award, or any combination thereof.

                            VII.  STOCK OPTIONS

     (a) OPTION PERIOD. The term of each Option shall be as specified by the Committee at the date of grant.

     (b) LIMITATIONS ON EXERCISE OF OPTION. No more than 884,076 shares of Stock may be subject to an Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

     (c) OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve. An Option Agreement may provide for the payment of the option price, in whole or in part, in cash or by the delivery of a number of shares of Stock

(plus cash if necessary) having a Fair Market Value equal to such option price. Each Option shall specify the effect of termination of employment or service on the exercisability of the Option. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs
(i) an immediate market sale or margin loan respecting all or a part of the shares of Stock to which he is entitled upon exercise pursuant to an extension of credit by the brokerage firm to the Holder of the option price,
(ii) the delivery of the shares of Stock from the Company directly to a brokerage firm and (iii) the delivery of the option price from the sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement may also include, without limitation, provisions relating to
(i) vesting of Options, (ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

     (d) OPTION PRICE AND NOTICE OF EXERCISE. The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee; provided that (i) such purchase price shall not be less than the Fair Market Value of Stock on the date the Option is granted and (ii) such purchase price shall be subject to adjustment as provided in Paragraph X.
The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company.

     (e) STOCKHOLDER RIGHTS AND PRIVILEGES. The Holder shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

     (f) OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees, officers or consultants as a result of a merger or consolidation of the employing corporation with the Company, an Affiliate, or any Subsidiary, or the acquisition by the Company, an Affiliate or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company, an Affiliate or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

                       VIII.  RESTRICTED STOCK AWARDS

     (a) RESTRICTED STOCK AWARDS. A Restricted Stock Award shall be represented by a certificate of Stock registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends with respect to Stock subject to a Restricted Stock Award, to vote Stock subject thereto and to enjoy all other stockholder rights, except that
(i) the Holder shall not be entitled to delivery of the Stock certificate until the Forfeiture Restrictions shall have expired, (ii) the Company shall retain custody of the Stock until the Forfeiture Restrictions shall have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock until the Forfeiture Restrictions shall have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award.

     (b) FORFEITURE RESTRICTIONS TO BE ESTABLISHED BY THE COMMITTEE. The Forfeiture Restrictions on shares of Stock that are the subject of a Restricted Stock Award shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of targets established by the Committee that may be based on (1) the price of a share of Stock, (2) the Company's earnings per share, (3) the Company's revenue, (4) the revenue of a business unit of the Company designated by the Committee, (5) the return on shareholders' equity achieved by the Company, or (6) the Company's pre-tax cash flow from operations, (ii) the Holder's continued employment with the Employer for a specified period of time, (iii) a combination of any two or more of the factors listed in clauses (i) and (ii) of this sentence or (iv) any other factors or conditions as determined by the Committee in its sole discretion. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall not be changed except as permitted by this Paragraph VIII or Paragraph X.

     (c) OTHER TERMS AND CONDITIONS. No more than 200,000 shares of Stock may be used for Restricted Stock Awards. At the time of a Restricted Stock Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or the termination of service of a Holder prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to (i) vesting of Awards, (ii) tax matters (including provisions (y) covering any applicable employee wage withholding requirements and (z) prohibiting an election by the Holder under section 83(b) of the
Code), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical.

     (d) PAYMENT FOR RESTRICTED STOCK. The Committee shall determine the amount and form of any payment for Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

     (e) AGREEMENTS. At the time any Award is made under this Paragraph VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby, and, in addition such matters as set forth in Paragraph VIII(b) as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

                           IX.  PERFORMANCE AWARDS

     (a) PERFORMANCE PERIOD. The Committee shall establish, with respect to and at the time of each Performance Award, a performance period over which the performance of the Holder shall be measured.

     (b) PERFORMANCE AWARDS. Each Performance Award shall have a maximum value established by the Committee at the time of such Award. No more than 200,000 shares of Stock may be used for Performance Awards.

     (c) PERFORMANCE MEASURES. A Performance Award shall be awarded to an employee contingent upon future performance of the employee, the Company, an Affiliate, any Subsidiary, or any division or department thereof by or in which he is employed during the performance period. The Committee shall establish the performance measures applicable to such performance prior to the beginning of the performance period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes. The performance measures established by the Committee may be based on (i) the price of a share of Stock, (ii) the Company's earnings per share, (iii) the Company's revenue, (iv) the revenue of a business unit of the Company designated by the Committee, (v) the return on shareholders' equity achieved by the Company, or (vi) the Company's pre-tax cash flow from operations, (vii) a combination of any two or more of the factors listed in clauses (i) through (vi) of this sentence or (viii) any other factors or conditions as determined by the Committee in its sole discretion.

     (d) AWARDS CRITERIA. In determining the value of Performance Awards, the Committee shall take into account an employee, officers or consultant's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

     (e) PAYMENT. Following the end of the performance period, the Holder of a Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the performance measures for such performance period, as determined by the Committee. Payment of a Performance Award may be made in cash, Stock or a combination thereof, as determined by the Committee.
Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

     (f) TERMINATION OF EMPLOYMENT OR SERVICE. A Performance Award shall terminate if the Holder does not remain continuously in the employ or service of the Employer at all times during the applicable performance period, except as may be determined by the Committee or as may otherwise be provided in the Award at the time granted.

     (g) AGREEMENTS. At the time any Award is made under this Paragraph IX, the Company and the Holder shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby, and, in addition such matters as set forth in Paragraph IX(c) as the Committee may determine to be appropriate. The terms and provisions of the Performance Award Agreements need not be identical.

                    X.  RECAPITALIZATION OR REORGANIZATION

     (a) The shares with respect to which Awards may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of such shares of Stock or other capital readjustment, the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

     (b) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Award.

     (c) The Committee may, in its sole discretion, at the time an Award is granted or by amendment of the Award thereafter, provide that such Award shall become fully exercisable upon a Change of Control. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award other than an Option outstanding hereunder shall terminate within a specified reasonable number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value over any exercise price or purchase price paid, if applicable. If the Company is reorganized, merged or consolidated or is otherwise a party to a plan of exchange with another corporation pursuant to which reorganization, merger, consolidation or plan of exchange shareholders of the Company receive any shares of Stock or other securities or if the Company shall distribute ("Spin Off") securities of another corporation to its shareholders, there shall be substituted for the shares subject to the unexercised portions of outstanding Options granted hereunder an appropriate number of shares of (i) each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares in the case of a reorganization, merger, consolidation or plan of exchange, or
(ii) in the case of a Spin Off, the securities distributed to shareholders of the Company together with shares of Stock, such number of shares or securities to be determined in accordance with the provisions of Section 425 of the Code; provided, however, that all such Options may be canceled by the Company as of the effective date of (x) a reorganization, merger, consolidation, plan of exchange or Spin Off or (y) any dissolution or liquidation of the Company, by giving notice to each Holder or his personal representative of its intention to do so and by permitting the purchase for a period of at least thirty days during the sixtydays next preceding such effective date of all of the shares subject to such outstanding Options, without regard to the installment provisions set forth in the Option Agreements; and provided further that in the event of a Spin Off, the Company may, in lieu of substituting securities or accelerating and canceling Options as contemplated above, elect (i) to reduce the purchase price for each share of Stock subject to an outstanding Option by an amount equal to the fair market value of the securities distributed in respect of each outstanding share of Stock in the Spin Off or (ii) to reduce proportionately the purchase price per share and to increase proportionately the number of shares of Stock subject to each Option in order to reflect the economic benefits inuring to the shareholders of the Company as a result of the Spin Off.

     (d) In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph X, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its reasonable discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be reasonable and conclusive.

     (e) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     (f) Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required stockholder action.

     (g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

                  XI.  AMENDMENT AND TERMINATION OF THE PLAN

     Except as set forth herein, the Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. Except as set forth herein, the Board shall have the right to alter or amend the Plan or any part thereof from time to time. Neither a termination of the Plan nor a change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder). The Board may not, without approval of the shareholders, amend the Plan:

     (a) to increase the maximum number of shares which may be issued on exercise or surrender of an Award, except as provided in Paragraph X;

     (b)  to change the class of persons eligible to receive Awards;

     (c) to extend the maximum period during which Awards may be granted under the Plan;

     (d)  to extend the expiration date of the Plan;

     (e) to decrease to any extent the price at which Awards may be granted under the Plan, except as provided in Paragraph X; or

     (f) to decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.

                             XII.  MISCELLANEOUS

     (a) NO RIGHT TO AN AWARD. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee, officer or consultant any right to be granted an Award to purchase Stock, a Restricted Stock Award, or a Performance Award, or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement, a Restricted Stock Agreement, or a Performance Award Agreement on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

     (b) HOLDERS' RIGHTS UNSECURED. The right of a Holder to receive Stock, cash or any other payment under this Plan shall be an unsecured claim against the general assets of the Company. The Company may, but shall not be obligated to, acquire shares of Stock from time to time in anticipation of its obligations under this Plan, but a Holder shall have no right in or against any shares of Stock so acquired. All Stock shall constitute the general assets of the Company and may be disposed of by the Company at such time and for such purposes as it deems appropriate.

     (c) AGREEMENT CONTROLS. No discretionary action by the Committee as set forth herein shall amend or supersede the express terms of any Agreement.

     (d) NO EMPLOYMENT RIGHTS CONFERRED. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with any Employer or (ii) interfere in any way with the right of any Employer to terminate an employee's employment at any time.

     (e) OTHER LAWS; WITHHOLDING. The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. Unless the Awards and Stock covered by this Plan have been registered under the Securities Act of 1933, or the Company has determined that such registration is unnecessary, each Holder exercising an Award under this Plan may be required by the Company to give representation in writing that such Holder is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. No fractional shares of Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

     (f) NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company, an Affiliate or any Subsidiary from taking any corporate action which is deemed by the Company, an Affiliate or any Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Holder, beneficiary or other person shall have any claim against the Company, an Affiliate or any Subsidiary as a result of any such action.

     (g) RESTRICTIONS ON TRANSFER. An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable by the Holder of such Award or the Holder's guardian or legal representative in accordance with the terms of the Option Agreement, Restricted Stock Agreement, or Performance Award Agreement.

     (h) BENEFICIARY DESIGNATION. Each Holder may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Holder, shall be in a form prescribed by the Committee, and will be effective only when filed by the Holder in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Holder's death shall be paid to his estate.

     (i) RULE 16b-3. It is intended that the grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

     (j) SECTION 162(m). If the Plan is subject to Section 162(m) of the Code, it is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options granted hereunder and, if determined by the Committee, Restricted Stock Awards and Performance Awards, shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

     (k) INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board and any employee delegated authority hereunder shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company prompt written notice of any such action, suit or proceeding, and an opportunity, at its own expense, to handle, defend and/or settle the same before he undertakes to handle, defend and/or settle it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights or indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     (l) GOVERNING LAW. This Plan shall be construed in accordance with the laws of the State of Delaware and applicable federal law.

     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the Board, Howell Corporation has caused this document to be duly executed in its name and behalf by its proper officer thereunto duly authorized as of the date of the adoption of the Plan by the Board, being March 16, 1999.

                                       HOWELL CORPORATION



                                       By: /s/ ROBERT T. MOFFETT
                                           ---------------------
                                           Robert T. Moffett
                                           Vice President

                                                                       EXHIBIT B

                               HOWELL CORPORATION
                         NONQUALIFIED STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


     SECTION 1. PURPOSE. The purpose of this HOWELL CORPORATION NONQUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS ("PLAN") is to attract and retain the services of experienced and knowledgeable non-employee directors for Howell Corporation, a Delaware corporation (the "COMPANY"), and provide such non-employee directors an opportunity for ownership of common stock, $1.00 par value ("COMMON STOCK"), of the Company. Options to be granted under this Plan will be nonqualified options which are not intended to qualify as Incentive Stock Options pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("CODE").

     SECTION 2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company ("BOARD"). Subject to the terms of the Plan, the Board shall have the power to interpret the provisions and supervise the administration of the Plan. All decisions made by the Board pursuant to the provisions of the Plan shall be made by a majority of its members at a duly held regular or special meeting or by written consent in lieu of any such meeting. A majority of the directors in office shall constitute a quorum and all decisions made by the Board pursuant to the provisions of the Plan shall be made by a majority of the directors present at any duly held regular or special meeting at which a quorum is present (unless the concurrence of a greater proportion is required by law or by the certificate of incorporation or bylaws of the Company) or by the written consent of a majority of the directors in lieu of any such meeting. All expenses and liabilities incurred by the Board in the administration of this Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants or other persons to assist the Board in the carrying out of its duties hereunder.

     SECTION 3. STOCK RESERVED. Subject to adjustment as provided in paragraph 5(f) and Section 6 hereof, the aggregate number of shares of Common Stock that may be issued under this Plan shall not exceed a number of shares of Common Stock calculated as follows: (i) 75,000, plus (ii) the total number of shares of Common Stock subject to outstanding options granted only to non-employee directors of the Company under the 1988 Stock Option Plan of Howell Corporation ("1988 Plan") and which expire or lapse under the terms of the 1988 Plan or related option agreements during the term of this Plan or which otherwise terminate or are cancelled, including but not limited to a relinquishment of an outstanding option for cash, without being exercised during the term of this Plan; provided, however that, the aggregate number of shares of Common Stock that may be issued under this Plan shall not exceed 155,000, subject to any adjustments under paragraph 5(f) and Section 6. The shares subject to this Plan shall consist of authorized but unissued shares of Common Stock or previously issued shares of Common Stock reacquired and held by the Company, and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan or the termination of the last of the options granted under this Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. To the extent that an option under this Plan expires, lapses, or is cancelled, including but not limited to a relinquishment of an outstanding option for cash, any shares of Common Stock subject to such option may again be made subject to an option under this Plan.

     SECTION 4. GRANT OF OPTIONS. Each director of the Company who is not otherwise an employee of the Company or any of the Company's subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986) (hereinafter referred to as an "ELIGIBLE DIRECTOR", which term shall include any transferee permitted pursuant to paragraph 5(d) below) and who is not currently serving as a director on the date this Plan is approved by the Board, shall be granted an option to acquire 10,000 shares of Common Stock when such Eligible Director is first elected to the Board ("INITIAL OPTION"). Commencing with the Annual Meeting of Shareholders approving this Plan, an option to acquire 1,000 shares of Common Stock ("SUBSEQUENT OPTION") shall automatically be granted to each Eligible Director on the date following each Annual Meeting of Shareholders. The term "DATE OF GRANT" means (i) in the case of an Initial Option granted on the date on which an Eligible Director not currently serving on the Board of Directors is first elected to the Board, the date of such initial election; and (ii) in the case of a Subsequent Option, the date following each Annual Meeting, provided that no Eligible Director shall receive a Subsequent Option at the Annual Meeting next following the receipt of an Initial Option. The Initial Option and any Subsequent Option shall be subject to adjustment as provided for in paragraph 5(f).

     SECTION 5.

     (a) TERMS AND CONDITIONS. Each option granted under this Plan shall be evidenced by an agreement, in a form approved by the Board, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Board may deem appropriate.

     Each Initial Option and Subsequent Option shall not be exercisable for more than a percentage of the aggregate number of shares offered under each Initial Option and Subsequent Option determined by the number of full years occurring since the Date of Grant of each such Initial Option and Subsequent Option in accordance with the following schedule:

     Number of Full          Percentage of
         Years            Shares Purchasable
     --------------       ------------------
     Less than One                 0%
     One                          25%
     Two                          50%
     Three                        75%
     Four                        100%

If an Eligible Director ceases to serve on the Board prior to the time all or a portion of any Initial Option or Subsequent Option becomes exercisable pursuant to the above schedule, the portion of such option which is not exercisable shall expire and be forfeited; provided however, that upon the death of an Eligible Director, all options granted the Eligible Director under this Plan shall be fully exercisable as set forth below and in accordance with paragraph 5(d).

     Each exercisable option granted under this Plan shall provide that it shall terminate and be of no force or effect with respect to any shares not previously purchased under such option by an Eligible Director upon the first to occur of (i) the expiration of ten years from the Date of Grant of the option or (ii) the expiration of one hundred eighty (180) days after the termination of the Eligible Director's service as a Director of the Company for any reason.

     (b) EXERCISE PRICE. The exercise price of each share of Common Stock subject to an Initial Option or Subsequent Option shall be the fair market value of a share of Common Stock on the Date of Grant of the Initial Option or Subsequent Option. For all purposes under this Plan, the fair market value of a share of Common Stock means, as of any specified date, the closing price of the Common Stock as reported in The Wall Street Journal's New York Stock Exchange ("NYSE") - Composite Transactions listing for such day (corrected for obvious typographical errors), or if the shares are listed for trading on the NYSE but no closing price is reported in such listing for such day, then the last reported closing price for such shares on the NYSE, or if such shares are not listed or traded on the NYSE, the closing sales price on any national securities exchange on which the Common Stock is traded, or if the Common Stock is not traded on any national securities exchange, then the mean of the reported high and low sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the mean between the closing bid and asked prices reported by the National Quotation Bureau Incorporated, or, in all other cases, the value established by the Board in good faith.

     (c) PROCEDURE FOR EXERCISE. Options shall be exercised by the delivery by the Eligible Director of written notice to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the option is being exercised. The notice shall be accompanied by, at the election of the Eligible Director, (i) cash, cashier's check, bank draft, or postal or express money order payable to the order of the Company, (ii) certificates representing shares of Common Stock theretofore owned by the Eligible Director duly endorsed for transfer to the Company, or (iii) any combination of the preceding, equal in value to the full amount of the exercise price. Moreover, an option agreement may provide for a "CASHLESS EXERCISE" of the option by establishing procedures whereby the Eligible Director, by a properly-executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the brokerage firm or other financial institution to the Eligible Director of the option price, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm or other financial institution and (iii) the delivery of the option price from the sale or margin loan proceeds from the brokerage firm or other financial institution directly to the Company. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An option to purchase shares of Common Stock in accordance with this Plan shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of share for which options are being exercised, are both received by the Company and the Eligible Director shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

     As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to the Eligible Director certificates for the number of shares with respect to which such option has been so exercised, issued in the Eligible Director's name or such other name as Eligible Director directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Eligible Director at the address specified pursuant to this paragraph 5(c).

     (d) TRANSFERABILITY. An option granted pursuant to this Plan shall not be assignable or otherwise transferable by an Eligible Director otherwise than by an Eligible Director's will or by the laws of descent and distribution. During the lifetime of an Eligible Director, an option shall be exercisable only by such Eligible Director or the Eligible Director's legal representative. Any heir or legatee of the Eligible Director shall take rights granted herein and in the option agreement subject to the terms and conditions hereof and thereof. No such transfer of any option to heirs or legatees of the Eligible Director shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

     (e) NO RIGHTS AS SHAREHOLDER. No Eligible Director shall have any rights as a shareholder with respect to shares covered by an option until the option is exercised by written notice and accompanied by payment as provided in paragraph 5(c) above.

     (f) CHANGES IN CAPITAL STRUCTURE. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, or combination of shares, then (i) the number and kind of shares of Common Stock or other securities which are subject to this Plan, (ii) the number and kind of shares of Common Stock or other securities which shall be subject to any Initial Option or Subsequent Option, and the total number of shares granted after such event, and (iii) the number and kind of shares of Common Stock or other securities which are subject to any options theretofore granted, and the exercise prices thereof, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price.

     SECTION 6.  CORPORATE TRANSACTIONS.

     (a) The existence of outstanding options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) If the Company is reorganized, merged or consolidated or is otherwise a party to a plan of exchange with another corporation pursuant to which reorganization, merger, consolidation or plan of exchange, shareholders of the Company receive any shares of Common Stock or other securities or if the Company shall distribute ("SPIN OFF") securities of another corporation to its shareholders, there shall be substituted for the shares subject to the unexercised portions of outstanding options granted hereunder an appropriate number of shares of (i) each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares in the case of a reorganization, merger, consolidation or plan of exchange, or
(ii) in the case of a Spin Off, the securities distributed to shareholders of the Company together with shares of Common Stock, such number of shares or securities to be determined in accordance with the provisions of Section 425 of the Code (or other applicable provisions of the Code or regulations issued thereunder which may from time to time govern the treatment of incentive stock options in such a transaction); provided, however, that all such options may be canceled by the Company as of the effective date of (x) a reorganization, merger, consolidation, plan of exchange or Spin Off or (y) any dissolution or liquidation of the Company, by giving notice to each Optionee or his personal representative of its intention to do so and by permitting the purchase for a period of at least thirty days during the sixty days next preceding such effective date of all of the shares subject to such outstanding options, without regard to the installment provisions set forth in the option agreements; and provided further that in the event of a Spin Off, the Company may, in lieu of substituting securities or accelerating and canceling options as contemplated above, elect (i) to reduce the purchase price for each share of Common Stock subject to an outstanding option by an amount equal to the fair market value, as determined in accordance with the provisions of Section 5(b), of the securities distributed in respect of each outstanding share of Common Stock in the Spin Off or (ii) to reduce proportionately the purchase price per share and to increase proportionately the number of shares of Common Stock subject to each ption in order to reflect the economic benefits inuring to the shareholders of the Company as a result of the Spin Off.

     (c) The Board may, in its sole discretion, at the time the option is granted or by amendment of the option thereafter, provide that an option granted hereunder shall become fully exercisable upon a Change in Control of the Company (as defined in the next sentence). A "CHANGE IN CONTROL" of the Company shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place: (i) a change in control is reported by the Company in response to Item 1 or Form 8-K (or any successor item of Form 8-K or any similar item of any other reports required to be filed by the Company under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT")); (ii) any "PERSON" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "BENEFICIAL OWNER" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the Company's then outstanding securities; or (iii) following the election or removal of directors, a majority of the Board consists of individuals who were not members of the Board two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

     SECTION 7. AMENDMENTS OR TERMINATION. Except as set forth herein, the Board in its discretion may terminate the Plan at any time with respect to any shares for which options have not theretofore been granted. Except as set forth herein, the Board shall have the right to alter or amend the Plan or any part thereof from time to time. Neither a termination of the Plan nor a change in any options theretofore granted may be made which would impair the rights of an Eligible Director holding such option without the consent of the Eligible Director. The Board may not, without approval of the shareholders, amend the Plan:

     (a) to increase the maximum number of shares which may be issued on exercise or surrender of an option, except as provided in paragraph 5(f) and
Section 6;

     (b)  to change the class of persons eligible to receive options;

     (c) to extend the maximum period during which options may be granted under the Plan;

     (d)  to extend the expiration date of the Plan; or

     (e) to decrease to any extent the price at which options may be granted under the Plan, except as provided in paragraph 5(f) and Section 6.

     SECTION 8. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. This Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     SECTION 9. PURCHASE FOR INVESTMENT. Unless the options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an option under this Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

     SECTION 10.  TAXES.

     (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

     (b) Any Eligible Director may pay all or any portion of the taxes required to be withheld by the Company or paid by the Eligible Director in connection with the exercise of an option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with paragraph 5(b), equal to the amount required to be withheld or paid. An Eligible Director must make the foregoing election on or before the date that the amount of tax to be withheld is determined. All such elections are irrevocable and subject to disapproval by the Board.

     SECTION 11. LIABILITY OF COMPANY FOR NON-ISSUANCE OF SHARES AND TAX CONSEQUENCES. The Company shall not be liable to an Eligible Director or other persons as to:

     (a) The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

     (b) Any tax consequence expected, but not realized, by any Eligible Director or other person due to the exercise of any option granted hereunder.

     SECTION 12. EFFECTIVENESS AND EXPIRATION OF PLAN. The Plan shall be effective on the date of its approval and adoption by the Board subject to approval of the shareholders of the Company. All Initial Options and Subsequent Options granted to any Eligible Director prior to shareholder approval of the Plan shall be expressly subject to such approval. If the shareholders of the Company fail to approve the Plan within twelve months of the date the Board approved the Plan, the Plan shall terminate and all options previously granted under the Plan shall become void and of no effect. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option shall be granted pursuant to the Plan; provided, however, that the Plan provisions shall remain in effect with respect to all options granted under the Plan until such options are satisfied or expire.

     SECTION 13. NON-EXCLUSIVITY OF THIS PLAN. The adoption by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     SECTION 14. GOVERNING LAW. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.

     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the Board, Howell Corporation has caused this document to be duly executed in its name and behalf by its proper officer thereunto duly authorized as of the date of the adoption of the Plan by the Board, being March 16, 1999.

                                       HOWELL CORPORATION


                                       By: /s/ ROBERT T. MOFFETT
                                           ---------------------
                                           Robert T. Moffett
                                           Vice President

                            COMMON SHAREHOLDER'S PROXY

                                HOWELL CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Paul N. Howell and Otis A. Singletary, and each of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse all shares of Common Stock of Howell Corporation ("Company") held of record by the undersigned on February 26, 1999, at the Annual Meeting of Shareholders to be held on April 28, 1999, or any adjournments thereof.


                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

                          PLEASE DATE, SIGN AND MAIL YOUR
                       CONSENT CARD BACK AS SOON AS POSSIBLE!

                            ANNUAL MEETING OF SHAREHOLDERS
                                  HOWELL CORPORATION

                                     APRIL 28, 1999

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


/X/  Please mark your
     votes as in the
     example.

                                            WITHHOLD
                         FOR                AUTHORITY
                    all nominees    to vote for all nominees
                  listed at right       listed at right.
(1) ELECTION OF         / /                    / /              NOMINEES: Robert M. Ayres, Jr.
    THREE                                                                 Ronald E. Hall
    CLASS II                                                              Otis A. Singletary
    DIRECTORS
(INSTRUCTION: To withhold authority to vote for
any individual nominee, strike a line through the
nominee's name in the list at right).


                                                     CONSENT   ASSENT   ABSTAIN
(2) Approval of Howell Corporation Omnibus Stock       / /       / /      / /
    Awards and Incentive Plan.

(3) Approval of Howell Corporation Nonqualified        / /       / /      / /
    Stock Option Plan for Non-Employee Directors.

(4) PROPOSAL TO RATIFY THE APPOINTMENT of              / /       / /      / /
    Deloitte & Touche LLP as independent auditors
    for the Company.

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 2, 3 and 4 above.

   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
   THE ENCLOSED ENVELOPE.


Signature(s) of Shareholder(s)________________________________________ Date:______________, 1999

NOTE:  Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardians, please give full title as such.  If a corporation, please sign in full corporate name by
       President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.